COMMITMENTS AND CONTINGENCIES	9 Months Ended
Sep. 30, 2013
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES

11.   COMMITMENTS AND CONTINGENCIES

        Operating Leases—The Company has operating lease agreements for office, research and development and sales and marketing space in the United States that expire at various dates, with the latest expiration date being April 20, 2018.

        The Company recognizes rent expense on a straight-line basis over the lease term and records the difference between cash rent payments and the recognition of rent expense as a deferred rent liability. Rent expense was $0.7 million and $1.6 million for the years ended December 31, 2011 and 2012, respectively, and $1.1 million and $2.5 million for the nine months ended September 30, 2012 and 2013, respectively.

        Approximate remaining future minimum lease payments under these non-cancelable operating leases as of December 31, 2012 were as follows (in thousands):

Year ending December 31,	Future Payments
2013	$2,419
2014	2,392
2015	2,234
2016	2,286
2017	1,649
Thereafter	117

$11,097

        Approximate remaining future minimum lease payments under these non-cancelable operating leases as of September 30, 2013 were as follows (in thousands)(unaudited):

Year ending December 31,	Future Payments
2013 (remaining 3 months)	$862
2014	4,164
2015	8,869
2016	9,028
2017	8,555
Thereafter	29,661

$61,139

        The total approximate future minimum lease payments of $61.1 million is primarily comprised of lease payments due under two operating lease agreements. The first lease is for the Company's new sales office in New York, New York, which expires in 2024 and has future operating lease obligations of $25.0 million. The second lease is for the Company's new headquarters facility in Redwood City, California, which expires in 2019 and has future operating lease obligations of $25.6 million.

        Letter of Credit—As of December 31, 2011 and 2012, and as of September 30, 2013, the Company had irrevocable letters of credit outstanding in the amount of $0.1 million, $0.2 million and $3.0 million for the benefit of a landlord related to noncancelable facilities leases. The letters of credit have an expiration date of February 2023.

        Indemnification Agreements—In the ordinary course of business, the Company may provide indemnifications of varying scope and terms to customers, vendors, lessors, business partners, and other parties with respect to certain matters, including, but not limited to, losses arising out of breach of such agreements, services to be provided by the Company or from intellectual property infringement claims made by third parties. In addition, the Company has entered into indemnification agreements with directors and certain officers and employees that will require the Company, among other things, to indemnify them against certain liabilities that may arise by reason of their status or service as directors, officers or employees. No demands have been made upon the Company to provide indemnification under such agreements, and thus there are no claims that the Company is aware of that could have a material effect on the Company's consolidated balance sheet, consolidated statement of operations, consolidated statements of comprehensive loss, or consolidated statements of cash flows.

        Legal Proceedings—From time to time, the Company is subject to various legal proceedings and claims, either asserted or unasserted, that arise in the ordinary course of business. Although the outcome of the various legal proceedings and claims cannot be predicted with certainty, the Company has not had a history of outcomes to date that have been material to the statement of operations and does not currently believe that any of these proceedings or other claims will have a material adverse effect on the Company's business, consolidated financial condition, results of operations or cash flows.